Revenue	6 Months Ended
Jun. 30, 2020
Revenue [abstract]
Revenue

NOTE 7 - REVENUE

The revenues recognized for the period comprise revenues from the exclusive license agreement for the development, commercialization, and supply of VB-111 in Japan for all indications and from the option to license agreement for the development of VB-201 for animal healthcare worldwide. The revenues are recognized according to IFRS 15 “Revenue from contract with customers.”

Under IFRS 15, the consideration that the Company would be entitled to upon the achievement of contractual milestones, which are contingent upon the occurrence of future events of development progress, are a form of variable consideration.